UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    May 30, 2005

HAPS USA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Utah

(State or Other Jurisdiction of Incorporation)

000-32195                                                 87-0319410

           (Commission File Number)                          (IRS Employer Identification No.)

5231-A Kuaiwi Place, Honolulu, Hawaii           96821

        (Address of Principal Executive Offices)         (Zip Code)

(808) 595-8847

(Registrant’s Telephone Number, Including Area Code)

American Hospital Resources, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On May 30, 2005, HAPS USA, Inc. (the “Registrant”) acquired 100% of the issued and outstanding capital stock of HAPS USA, Inc., a Delaware corporation (“HAPS Delaware”) pursuant to the terms of an Agreement of Purchase and Sale of Stock dated as of February 15, 2005 (the “Agreement”), by and among the Registrant, Junyo Kanemitsu, Junki Kanemitsu, Yoshihiro Kanemitsu, Junko Kanemitsu, Haruo Miyano, and Tadaaki Miyamoto (collectively, the “Stockholders”) and HAPS USA, Inc., a Delaware corporation (“HAPS Delaware”).  Pursuant to the terms of the Agreement, an aggregate of 116,595,760 shares of Class  E Preferred Stock (the “Shares”) of the Registrant was issued to the Stockholders in exchange for all 10,000 issued and outstanding shares of common stock of HAPS Delaware.  Following consummation of the Agreement, HAPS Delaware became a wholly owned subsidiary of the Registrant.

Item 3.02.  Unregistered Sales of Equity Securities

On May 30, 2005, HAPS USA, Inc. (the “Registrant”) issued a total of 111,595,760 shares of Class E Preferred Stock (the “Shares”).  The Shares were issued pursuant to the terms, and in connection with the closing, of an Agreement of Purchase and Sale of Stock dated as of February 15, 2005 (the “Agreement”), by and among the Registrant, Junyo Kanemitsu, Junki Kanemitsu, Yoshihiro Kanemitsu, Junko Kanemitsu, Haruo Miyano, and Tadaaki Miyamoto (collectively, the “Stockholders”) and HAPS USA, Inc., a Delaware corporation (“HAPS Delaware”).  The Shares were issued to the Stockholders in exchange for their respective shares of HAPS Delaware.  Following consummation of the Agreement, HAPS Delaware became a wholly owned subsidiary of the Registrant.

The Shares were issued in reliance upon the exemption set forth in Section 4(2) of the Securities Act of 1933, as amended, on the basis that they were issued under circumstances not involving a public offering.

Each of the Shares is convertible into five shares of the Registrant’s common stock, commencing on the date which is three years from the date of their original issuance (or May 30, 2008).

Item 5.01  Changes in Control of the Registrant.

On May 30, 2005, in connection with the acquisition of HAPS USA, Inc. a Delaware corporation (“HAPS Delaware”) pursuant to the terms of the Agreement described in Item 3.02 above, the Registrant issued 116,595,760 shares of Class  E Preferred Stock (the “Shares”) to the stockholders of HAPS Delaware in exchange for all 10,000 issued and outstanding shares of common stock of HAPS Delaware.  Each Share is entitled to 5 votes, and is convertible into 5 shares of common stock of the Registrant three years following the date of issuance.

Immediately prior to the closing of the acquisition, the Registrant had outstanding 17,671,364 shares of common stock and 5,441,753 shares of Class A preferred stock (with each share of Class A preferred stock convertible into five shares of common stock).  After giving effect to the closing of the acquisition, and the issuance of the Shares, the stockholders of HAPS Delaware beneficially own approximately 93% of the outstanding voting securities of the Company. Messrs. Junyo Kanemitsu, Yoshihiro Kanemitsu, Haruo Miyano, and Tadaaki Miyamoto, who, except for Mr. Miyamoto, will be the new executive officers and directors of the Registrant, own beneficially, in the aggregate, Shares representing 93% of the outstanding voting securities of the Registrant (due to Mr. Junyo Kanemitsu’s and Mr. Yoshihiro Kanemitsu’s deemed beneficial ownership of the Shares owned by their respective spouses).  Mr. Junyo Kanemitsu, together with his spouse, will beneficially own Shares representing 80.8% of the outstanding voting securities of the Registrant.  Prior to the acquisition no one shareholder of the Registrant beneficially owned 5% or more of the outstanding voting securities of the Registrant.

None of the stockholders of HAPS Delaware had any material relationship with the Registrant or any of its officers, directors or affiliates prior to the acquisition.  No arrangement or understanding exists among members of the new control group of the Registrant and their respective associates with respect to the election of directors or any other matter.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the transaction described in Item 5.01 above, Mr. Antione Gedeon voluntarily resigned from the Registrant’s board of directors, and Mr. Mark Buck voluntarily resigned as the Registrant’s Chief Executive Officer and Chief Financial Officer.

In connection with the transaction, the following persons were appointed officers and directors of the Registrant:

Yoshihiro Kanemitsu, 68 years old, is the founder of HAPS USA, Inc, a Delaware corporation (“HAPS Delaware”) and is the Registrant’s Chairman of the Board and a director.  Mr. Y. Kanemitsu served as Chief Executive Officer of HAPS Delaware since its inception until November 2004.    Since 1976, Mr. Y. Kanemitsu has been involved in the Pachinko business through his company Hikari Systems, the wholly owned Japanese subsidiary of HAPS Delaware. Mr. Y. Kanemitsu is the father of Mr. J. Kanemitsu.

Junyo Kanemitsu, 31 years old, is the Registrant’s Chief Executive Officer and Chief Financial Officer, and a director. Since January 2000, Mr. J. Kanemitsu. has worked for Hikari Systems first as Director of Operations and since November 2004 as Chief Executive Officer and a representative Director.

Haruo Miyano, 63, years old, is the Registrant’s Secretary and a director.  Mr. Miyano is currently self employed as a consultant to EUC, Inc. and since November 2004, a director of EXAM USA, Inc., a reporting company traded on the OTCBB.  During the past five years, Mr. Miyano served as Vice Chairman of the Envirobrands, Inc. and managed international marketing and financing.

Item 9.01. Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

At the time of filing of this Current Report on Form 8-K, it is impracticable to provide the financial statements of HAPS USA, Inc. required by Item 9.01(a), as the audit of the financial statements by independent certified public accountants had not been completed prior to the consummation of the acquisition.  The financial statements required by this 9.01(a) will be filed as soon as they become available, but not later than 60 days following the date of filing hereof.

(b)

Pro forma financial information.

The pro forma financial information required to be filed by this Item 9.01(b) is not currently available, but the Registrant expects to file such financial information not later than 60 days following the date of the filing hereof.

(c)

Exhibits.

2.1

Agreement of Purchase and Sale of Stock dated February 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAPS USA, INC.

Date: June 1, 2005

By:

/s/ Haruo Miyano

Haruo Miyano

Secretary

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